Exhibit 99.1

INLAND WESTERN Retail Real Estate Trust, Inc. SNYDER KEARNEY LLC NON-TRADED REIT DUE DILIGENCE MEETING

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC CORPORATE PROFILE  Inland Western Retail Real Estate Trust, Inc. is a Self-managed real estate investment trust that acquires and manages a diverse portfolio of real estate, primarily multi-tenant shopping centers across the United States. As of December 31, 2009, our portfolio under management totaled in excess of 48 million square feet, consisting of 2009 consolidated operating properties. We also have interests in 11 Unconsolidated operating properties and 11 properties under development. 2009 HIGHLIGHTS Refinanced, including commitments, paid down and extinguished debt, a total of $1.8 billion, including: $140 million life company mortgage refinancing, extending 2009 and 2010 debt maturities through 2014. $625 million proceeds from a 10-year CMBS securitized refinancing loan sold by JP Morgan Chase, extending debt maturities through 2019. S236 million refinanced through individual loan financing. $338 million in non-core assets sold, resulting in $209 million in debt reduction and net proceeds of approximately $130 million. Signed a total of 761 new and renewal leases for an aggregate of 4.2 million square feet. Released a total of 876,542 square feet of former Mervyns, Circuit City and Linens N Things space to nationality recognized tenants such as TJ Maxx, Ross Dress for less, Burlington Coat Factory, Best Buy and Kohl’s. PORTFOLIO MAP As of December 31, 2009 GROSS LEASABLE AREA As of December 31, 2009 CASH FLOW FROM OPERATIONS & DISTRIBUTIONS PAID PER SHARE MORTGAGE DEBT MATURITIES 1 NATIONAL AHCHORS (1) Owned and shadow anchors as of 12/31/09 Safe Harbor Statement Forward-looking statements are statements that are not historical including statements regarding management’s intensions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “except,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should,” and “could.” The Company intends that such forward-looking statements be subject to the safe harbors created by section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statments. For a more complete discussion of these risks and uncertainties, please see the Company’s Annual Report on Form 10-K and each Quarterly Report filed on Form 10-Q Inland Western Retail Real Estate Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information or future events.  Available on our website at http://www.snl.com/irweblinkx/docs.aspx?iid=4087051

Darien Towne Centre
Darien, IL



Azalea Square
Summerville, SC



The Shops at Legacy
Plano, TX



Cornerstone Plaza
Cocoa Beach, FL

Marketing Partners with the Community, Retailers and Consumers

Community Driven



Community partnerships are an integral part of Inland Western's marketing program. Some examples include a 4th of July fireworks show at Southlake Town Square in Southlake, TX; a backpack giveaway at Midtown Center in Milwaukee, WI; a chalk art festival at The Gateway in Salt Lake City, UT and an annual concert series at Southpark Meadows in Austin, TX.

Retailer Focused



Inland Western focused on customers looking for value with a direct mail program, gift with purchase programs and discount cards.

Holly Green Guru

HollyGreenGuru.com



Holly Green Guru represents the consumer ambassador for savings and sustainability.

Customers can follow Holly's blog at www.hollygreenguru.com to discover simple ways to practice a more sustainable lifestyle and learn cost-effective and eco-friendly gift giving ideas.

Holly makes appearances at properties to assist with community events, hand out eco-friendly totes stuffed with coupons and gift cards and makes green crafts with the kids. She has her own facebook page to create dialogue with customers on saving, living and winning green.

Social Media Networking



Social media is being utilized by Inland Western properties as a cost effective way to communicate with customers through facebook pages and text messaging programs.



La Plaza Del Norte
San Antonio, TX



Southpark Meadows
Austin, TX



The Gateway
Salt Lake City, UT

INLAND WESTERN
Retail Real Estate Trust, Inc.

INLAND

The Inland name and logo are registered trademarks being used under license.

"Inland" refers to some or all of the entities that are part of The Inland Real Estate Group of Companies, Inc., a company that is comprised of seperate legal entities, some of which may be subsidaries of the same entity, affiliates of each other, share some common ownership or were previously sponsored by Inland Real Estate Investment Corporation. The companies depicted in the photographs and logos herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the companies. Further, none of these companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner other than being a tenant in properties owned by Inland Western Retail Real Estate Trust, Inc.

Rev. 2/10

NEWS RELEASE 18-05-095 2901 Butterfield Road Oak Brook, Ill. 60523 www.inlandwestern.com FOR IMMEDIATE RELEASE Contact: Georganne Palffy, Inland Western Retail Real Estate Trust, Inc. (Analysts) (630) 218-8000 Ext. 2358 or palffy@inland-western.com Matt Tramel, Inland Communications, Inc. (Media) (630) 218-8000 Ext. 4896 or tramel@inlandgroup.com INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. PROVIDES TRANSACTION ACTIVITY UPDATE Oak Brook, Ill. August 3, 2009 – Inland Western Retail Real Estate Trust, Inc. (“Inland Western”) announced today the following update on the company’s year-to-date transactional activity. Leasing Activity Inland Western has executed 93 leases year-to-date, for an aggregate 714,515 square feet, including the re-leasing of one Circuit City, three Mervyn’s and seven Linens ‘n Things locations. These leases have been signed with strong national tenants including: T J Maxx, Ross Dress for Less, Best Buy and Kohl’s. Inland Western is in active negotiations on the majority of the vacant big-box spaces resulting from the Circuit City, Linens ‘n Things and Mervyn’s bankruptcies; year-to-date the company has released 14% of these spaces, and an additional 61% have received letters of intent or are in various stages of lease negotiations. Asset Sales Inland Western has made significant strides in disposing of non-core assets as a means of recycling capital. The company has closed on the sale of four assets year-to-date, aggregating 1.14 million square feet, for a total sales price of $226.6 million. The properties sold included: Larkspur Landing, a 172,000 square foot lifestyle center located in Marin County, California; a 395,787 square-foot office building fully leased to American Express in Salt Lake City, Utah; a 389,787 square-foot office building fully leased to American Express in Greensboro, North Carolina; and the 181,751 square foot corporate office headquarters for Computershare in Canton, Massachusetts. The aggregated sales resulted in the extinguishment of approximately $141 million of debt. Financing Activity Inland Western has closed on fifteen mortgage loan transactions year-to-date with a variety of lenders, including life insurance companies, regional and local banks, for a total of approximately $163 million. The company also has approximately $518 million in maturing loans in various stages of negotiation or under application. In aggregate, Inland Western has addressed a total of $725 million out of the $1.1 billion in debt maturing in 2009 when combined with the extinguished debt associated with the assets sold. Additionally, Inland Western currently has another $121 million of the 2009 debt maturing in the market for quote. As part of the company’s strategy, management is focused on accessing multiple sources of capital, involving single asset and portfolio executions, in order to address its upcoming debt maturities. “Our intensive capital and asset management efforts are resulting in commendable traction towards achieving our stated goals of managing occupancy and the balance sheet,” commented Michael J. O’Hanlon, president and chief executive officer of Inland Western. “This company has done a tremendous job of executing on these transactions in such an uncertain economy, including our finance team, our leasing team and our asset management and transactions team. We are seeing solid activity on all fronts going forward, albeit with a longer duration to closings. We remain focused on the day-to-day operations and property financings, which will continue to be a challenge as the necessary shift in consumer sentiment that would result from an economic recovery has not yet occurred.”

Inland Western Retail Real Estate Trust, Inc. is a self-managed real estate investment trust that acquires, manages and develops a diversified portfolio of real estate, primarily multi-tenant shopping centers across the United States. As of March 31, 2009, the portfolio totaled in excess of 50 million square feet, consisting of 291 wholly-owned properties, 13 consolidated joint venture properties, 7 unconsolidated joint venture properties and 7 development joint venture projects consisting of 22 properties. For further information, please see the company website at www.inlandwestern.com. The statements and certain other information contained in this press release, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “continue,” “remains,” “intend,” “aim,” “towards, “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “likely,” “anticipate,” and “probable,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

 NEWS RELEASE 18-05-095 2901 Butterfield Road Oak Brook, Ill. 60523 www.inlandwestern.com FOR IMMEDIATE RELEASE Contact: Georganne Palffy, Inland Western Retail Real Estate Trust, Inc. (Analysts) (630) 368-2358 or georganne.palffy@inland-western.com Matt Tramel, Inland Communications, Inc. (Media) (630) 218-8000 Ext. 4896 or tramel@inlandgroup.com INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. ANNOUNCES $140 MILLION LOAN REFINANCING Oak Brook, Ill. November 2, 2009 – Inland Western Retail Real Estate Trust, Inc. (“Inland Western”) today announced that the company closed on the refinancing of $140.0 million of mortgage loans with a major life insurance company. “This financial transaction highlights the measureable strides we have made to strengthen the balance sheet, despite an extremely challenging environment,” commented Steven P. Grimes, chief executive officer of Inland Western. “We remain diligent in our focus on strengthening the balance sheet throughout this protracted recovery, in order to position this company for the future.” Secured by seven retail properties having mortgages due to mature in 2009 and 2010, the new mortgage loan has a five-year term inclusive of a one-year extension option. Year-to-date, the company has refinanced $401.9 million and retired $204.2 million of its maturing debt associated with asset sales; and has an additional $619.1 million under application and $392.3 million in extension negotiations. As part of the company’s strategy, management is focused on accessing multiple sources of capital in order to address its upcoming debt maturities, including working to structure a portfolio of loans to be TALF-eligible. Inland Western Retail Real Estate Trust, Inc. is a self-managed real estate investment trust that acquires, manages and develops a diversified portfolio of real estate, primarily multi-tenant shopping centers across the United States. As of June 30, 2009, the portfolio under management totaled in excess of 49 million square feet, consisting of 301 consolidated operating properties. The company also has interest in 12 unconsolidated properties and 17 properties in 7 development joint ventures. For further information, please see the company website at www.inlandwestern.com. This press release may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” The company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E

NEWS RELEASE 2901 Butterfield Road Oak Brook, Ill. 60523 www.inlandwestern.com FOR IMMEDIATE RELEASE Contacts: Georganne Palffy, Inland Western Retail Real Estate Trust, Inc. (Analysts) (630) 218-8000 Ext. 2358 or georganne.palffy@inland-western.com Matt Tramel, Inland Communications, Inc. (Media) (630) 218-8000 Ext. 4896 or tramel@inlandgroup.com INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. ANNOUNCES $100 MILLION IN ASSET SALES Oak Brook, Ill. November 3, 2009 – Inland Western Retail Real Estate Trust, Inc. (“Inland Western”) today announced that the company has closed on the sale of two assets, aggregating 334,700 square feet, for a total sales price of $100.0 million. Since the close of the second quarter, the company has sold a 149,700 square foot Wal-Mart Supercenter in Jonesboro, Arkansas and an 185,000 square foot Sprint Data Center in Santa Clara, California. $59.0 million of debt was extinguished or repaid in conjunction with the asset sales. Year-to-date, the company has sold approximately $327.0 million of non-core assets and retired $204.2 million in debt in connection with its asset disposition strategy. Due to sales from its securities portfolio, Inland Western has obtained proceeds of $116.5 million since the close of the second quarter, which has also assisted in the company’s de-leveraging efforts. The collective refinance and sales efforts have had the effect of reducing the overall leverage of the company by approximately $388.1 million. “Our continued ability to execute on our disposition of non-core assets strategy, even during this difficult real estate market, is a testament to the quality of our assets and management’s unwavering focus on the strategic business plan,” commented Shane Garrison, chief investment officer of Inland Western. Year-to-date, the company has refinanced $401.9 million and retired $204.2 million of its maturing debt associated with asset sales; and has an additional $619.1 million under application and $392.3 million in extension negotiations. As part of the company’s strategy, management is focused on accessing multiple sources of capital in order to address its upcoming debt maturities, including working to structure a portfolio of loans to be TALF-eligible. “As a company, we are committed to reducing the leverage on the balance sheet and retaining cash to support the re-financing of our maturing debt,” added Steve Grimes, chief executive officer. Inland Western Retail Real Estate Trust, Inc. is a self-managed real estate investment trust that acquires, manages and develops a diversified portfolio of real estate, primarily multi-tenant shopping centers across the United States. As of June 30, 2009, the portfolio under management totaled in excess of 49 million square feet, consisting of 301 consolidated operating properties. The company also has interest in 12 unconsolidated properties and 17 properties in 7 development joint ventures. For further information, please see the company website at www.inlandwestern.com. This press release may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” The company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E.

 NEWS RELEASE 18-05-095 2901 Butterfield Road Oak Brook, Ill. 60523 www.inlandwestern.com FOR IMMEDIATE RELEASE Contact: Georganne Palffy, Inland Western Retail Real Estate Trust, Inc. (Analysts) (630) 368-2358 or georganne.palffy@inland-western.com Matt Tramel, Inland Communications, Inc. (Media) (630) 218-8000 Ext. 4896 or tramel@inlandgroup.com INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. ANNOUNCES CLOSING OF $625 MILLION TEN YEAR NON-RECOURSE DEBT FINANCING Oak Brook, Ill. December 1, 2009 – Inland Western Retail Real Estate Trust, Inc. (“Inland Western”) today announced that the company has obtained a new secured loan from JPMorgan Chase Bank, N.A. The $625 million, non-recourse ten-year loan is secured by a portfolio of 55 retail properties in a joint venture owned by Inland Western and principals of The Inland Real Estate Group, Inc. “The closing of this non-recourse secured debt financing is a significant accomplishment, as we have now addressed virtually all of our 2009 maturing debt and a substantial portion of our debt maturing in 2010,” commented Steven Grimes, chief executive officer of Inland Western. In 2009, Inland Western has refinanced, paid down and extinguished debt totaling $1.3 billion; has reached agreements or is in negotiations to extend $401 million; and reduced the overall leverage on its balance sheet by approximately $490 million. Inland Western has cash and available credit of approximately $223 million as of the close of this transaction. “We have continued to demonstrate steady progress in addressing our maturing debt and reducing our overall leverage,” added Mr. Grimes. Inland Western Retail Real Estate Trust, Inc. is a self-managed real estate investment trust that acquires, manages and develops a diversified portfolio of real estate, primarily multi-tenant shopping centers across the United States. As of September 30, 2009, the portfolio under management totaled in excess of 49 million square feet, consisting of 299 wholly owned properties and 2 consolidated joint venture properties. The company also has interests in 12 unconsolidated properties and 14 properties in 7 development joint ventures. For further information, please see the company website at www.inlandwestern.com. This press release may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” The company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E.

 NEWS RELEASE 18-05-095 2901 Butterfield Road Oak Brook, Ill. 60523 www.inlandwestern.com FOR IMMEDIATE RELEASE Contact: Georganne Palffy, Inland Western Retail Real Estate Trust, Inc. (Analysts) (630) 368-2358 or georganne.palffy@inland-western.com Matt Tramel, Inland Communications, Inc. (Media) (630) 218-8000 Ext. 4896 or tramel@inlandgroup.com INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. ANNOUNCES NEW $300 MILLION COMMITMENT FOR SECURED LOANS Oak Brook, Ill. Jan 14, 2010 – Inland Western Retail Real Estate Trust, Inc. (“Inland Western”) today announced that the company has obtained a commitment for new secured loans from JPMorgan Chase Bank, N.A. J.P. Morgan provided the $300 million non-recourse forward commitment that Inland Western will use to refinance its 2010 debt maturities. “This $300 million commitment, coupled with the $625 million loan we closed in December, demonstrates solid revitalization signs in the CMBS markets, as well as the existence of attractive credit in the marketplace for quality assets,” commented Steven Grimes, chief executive officer of Inland Western. “We are appreciative of JPMorgan’s continued strong support of Inland Western with this commitment.” During the last twelve months, Inland Western has refinanced, including commitments, paid down and extinguished debt totaling $1.8 billion and has reached agreements or is in negotiations to extend another $396 million. Inland Western Retail Real Estate Trust, Inc. is a self-managed real estate investment trust that acquires, manages and develops a diversified portfolio of real estate, primarily multi-tenant shopping centers across the United States. As of September 30, 2009, the portfolio under management totaled in excess of 49 million square feet, consisting of 299 wholly owned properties and 2 consolidated joint venture properties. The company also has interests in 12 unconsolidated properties and 14 properties in 7 development joint ventures. For further information, please see the company website at www.inlandwestern.com. This press release may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” The company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E.

 NEWS RELEASE 18-05-095 2901 Butterfield Road Oak Brook, Ill. 60523 www.inlandwestern.com FOR IMMEDIATE RELEASE Contact: Georganne Palffy, Inland Western Retail Real Estate Trust, Inc. (Analysts) (630) 368-2358 or georganne.palffy@inland-western.com Matt Tramel, Inland Communications, Inc. (Media) (630) 218-8000 Ext. 4896 or tramel@inlandgroup.com INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. ANNOUNCES SIGNIFICANT BIG BOX LEASES Oak Brook, Ill. Feb. 11, 2010 –Inland Western Retail Real Estate Trust, Inc. (“Inland Western”) announced today that since November 2009, the company has signed 10 leases totaling 316,050 square feet of junior anchor space formerly occupied by Linens ‘n Things and Circuit City. The leases were signed with strong national retailers including Best Buy, Marshalls, Bed Bath & Beyond, HH Gregg, and (TJX) Home Goods. In aggregate, Inland Western has approximately 60 percent of the vacant space related to the bankruptcies of Circuit City and Linens ‘n Things leased or under letters of intent. Additionally, during 2009, the company signed 761 new and renewal leases for over 4.2 million square feet. “We remain focused on occupancy as well upgrading our tenant and asset profile. Our steady progression of continued leasing success is a testament to the team’s perseverance,” commented Shane Garrison, chief investment officer of Inland Western. “As retailers look to both expand their market share and upgrade their current locations, our quality portfolio of strategically located assets remains a top tier alternative,” added Niall Byrne, president of property management. Inland Western Retail Real Estate Trust, Inc. is a self-managed real estate investment trust that acquires, manages and develops a diversified portfolio of real estate, primarily multi-tenant shopping centers across the United States. As of September 30, 2009, the portfolio under management totaled in excess of 49 million square feet, consisting of 299 wholly owned properties and 2 consolidated joint venture properties. The company also has interests in 12 unconsolidated properties and 14 properties in 7 development joint ventures. For further information, please see the company website at www.inlandwestern.com. The statements and certain other information contained in this press release, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “continue,” “remains,” “intend,” “aim,” “towards, “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “likely,” “anticipate,” and “probable,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

INLAND WESTERN Retail Real Estate Trust, Inc. 2901 Butterfield Road, Oak Brook, Illinois 60523 | 800.541.7661 | www. inlandwestern.com